UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
January 7, 2009 (January 7, 2009)

SkyTerra Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-13865	23-2368845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10802 Parkridge Boulevard
Reston, VA 20191
(Address of principal executive offices, including zip code)

(703) 390-1899
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01. Entry Into a Material Definitive Agreement.

On January 7, 2009, SkyTerra Communications, Inc. ("SkyTerra" or the "Company"), SkyTerra LP (formerly named Mobile Satellite Ventures LP) and SkyTerra Finance Co. (formerly named MSV Finance Co.) ("SkyTerra Finance"), completed the first of the four previously announced issuances of SkyTerra LP's 18% Senior Notes due 2013 (the "Notes"), in $150.0 million aggregate principal amount, and warrants (the "Warrants") to purchase up to 7,500,000 shares of either the Company's voting common stock, par value $0.01 per share, or non-voting, par value $0.01 per share ("Common Stock"), at an initial exercise price of $0.01 per share. The Notes and the Warrants were sold pursuant to a Securities Purchase Agreement (the "Securities Purchase Agreement") by and among the Company, SkyTerra LP, SkyTerra Finance, Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Special Situations Fund, LP (together, "Harbinger"), dated July 24, 2008, as amended on January 7, 2009 by Amendment No. 1 (the "Amendment") to the Securities Purchase Agreement.  The Securities Purchase Agreement was filed as Exhibit 10.3 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on July 25, 2008 and the Amendment was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the SEC on January 7, 2009, and are both incorporated herein by reference.

SkyTerra LP and SkyTerra Finance also entered into an Indenture (the "Indenture"), dated January 7, 2009, with the Guarantors named therein and The Bank of New York Mellon, as Trustee, a form of which was filed as Exhibit 10.4 to the Company's Current Report on Form 8-K filed on July 25, 2008, pursuant to which the Notes were issued.  The terms of the Indenture are described in the Company's Current Report on Form 8-K filed with the SEC on July 25, 2008, as modified by the Amendment.

SkyTerra LP and the Company intend to use the net proceeds from the sale of the Notes for working capital and general corporate purposes.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

For a description of the terms of the Notes, see the Company's Current Report on Form 8-K filed with the SEC on July 25, 2008, and the Amendment filed as Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the SEC on January 7, 2009.

Section 3 – Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

As described in Item 1.01 above, pursuant to the terms of the Securities Purchase Agreement, as amended pursuant to the Amendment, the Company issued to Harbinger on January 7, 2009, Warrants to purchase up to 7,500,000 of the Company's Common Stock. A form of the Warrants was filed as Exhibit 10.5 to the Company's Current Report on Form 8-K filed with the SEC on July 25, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: January 7, 2009	By:	/s/ Randy Segal
	Name:	Randy Segal
	Title:	General Counsel